Exhibit 10.38b

FIRST AMENDMENT

TO

EMAIL AGREEMENT

This FIRST AMENDMENT TO THE EMAIL AGREEMENT (this “Amendment”), is made and entered into effective this June 7, 2021 (the “Effective Date”), by and among DelMorgan Group LLC (“DelMorgan”) Globalist Capital, LLC (“Globalist” and, together with DelMorgan, “Advisor”) and Ensysce Biosciences, Inc. (the “Company”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Email Agreement (defined below).

WHEREAS, on January 31, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Leisure Acquisition Corp. (“LACQ”), EB Merger Sub, Inc., a wholly owned subsidiary of LACQ (“Merger Sub”), providing for, among other things, and subject to the terms and conditions therein, the business combination between LACQ and the Company pursuant to the merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity (the “Merger”);

WHEREAS, on January 26, 2021, Company and Advisor terminated their previous letter agreement dated as of March 6, 2020 and replaced it with an email agreement dated as of January 31, 2021 (the “Email Agreement”);

WHEREAS, pursuant to the Email Agreement the Advisor has agreed to accept 500,000 private placement warrants (as such term is defined in the prospectus for LACQ’s initial public offering) and 500,000 shares of LACQ’s Common Stock, none of which shall be subject to any lock-up, immediately after the closing of the Merger as its sole and complete compensation and consideration under the Agreement, including without limitation with respect to the GEM private placement;

WHEREAS, the parties wish to amend the Email Agreement to provide that instead of the 500,000 private placement warrants Advisor was to receive at the close of the Merger, Advisor will receive 500,000 warrants in the form attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Amendment to the Agreement. Reference to the “private placement warrants” contained in the Email Agreement shall be replaced with the “warrants” and such warrants shall be in the form attached hereto as Exhibit A.

2.       Reaffirmation and Continuing Validity. The Letter of Engagement, as expressly modified by this Amendment, shall remain in full force and effect.

3.       GOVERNING LAW. THIS AMENDMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW THAT WOULD APPLY THE LAW OF A DIFFERENT JURISDICTION.

4.        Multiple Counterparts. For the convenience of the parties hereto, this Amendment may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same agreement. A facsimile or electronic scan in “PDF” format of a signed counterpart of this Amendment will be sufficient to bind the party or parties whose signature(s) appear thereon.

5.        Binding Effect; Assignment. This Amendment is binding upon, and will inure to the benefit of and are enforceable by, the parties and their respective successors, representatives and permitted assigns. No party to this Amendment may assign this Amendment, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties, and any purported assignment made or attempted in violation of this Section 5 will be null and void.

[Signatures Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

DELMORGAN GROUP LLC

By:	/s/ Neil B. Morganbesser
Name:	Neil B. Morganbesser
Title:	President & CEO

GLobalist capital, llc

By:	/s/ Neil B. Morganbesser
Name:	Neil B. Morganbesser
Title:	President & CEO

ENSYSCE BIOSCIENCES, INC.

By:	/s/ Lynn Kirkpatrick
Lynn Kirkpatrick
Chief Executive Officer

[Signature Page to First Amendment to Email Agreement]

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Exhibit A

Form of Warrant

(Attached.)

[Signature Page to First Amendment to Email Agreement]

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